                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               IA CORPORATION I
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               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X_]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                              [LOGO OF IA CORP]

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 17, 1998

TO THE STOCKHOLDERS:

  NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of IA Corporation I, a Delaware corporation (the "Company"), will be held on Wednesday, June 17, 1998, at 9:00 a.m. at 1900 Powell Street, Suite 600, Emeryville, CA 94608, for the following purposes:

  1. To elect directors to serve for the following year and until their successors are duly elected.

  2. To approve the adoption of the Company's 1998 Employee Stock Purchase Plan (the "1998 Purchase Plan") and the reservation of an initial amount of 250,000 shares of Common Stock thereunder and any permitted annual increases in the amount of shares reserved under the 1998 Purchase Plan.

  3. To ratify and approve certain amendments to the Company's 1996 Stock Plan (the "1996 Plan"), including (i) ratification of the Board of Directors action to increase the number of shares of Common Stock reserved for issuance under the 1996 Plan by 250,000 shares, (ii) approval of an amendment of the 1996 Plan to increase the number of shares of Common Stock for future issuance by 1,150,000 shares, and
     (iii) approval of an amendment of the 1996 Plan to incorporate certain provisions relating to the deductibility of executive compensation.

  4. To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the 1998 fiscal year.

  5. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only stockholders of record at the close of business on Thursday, April 30, 1998 are entitled to notice of and to vote at the meeting.

  All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously returned a Proxy.

                                          Sincerely,

                                          DAVID M. WINKLER
                                          Chief Financial Officer, Vice
                                          President and Secretary

Emeryville, California
May 14, 1998

                      1998 ANNUAL MEETING OF STOCKHOLDERS

                                      OF

                               IA CORPORATION I

                          TO BE HELD ON JUNE 17, 1998

                                PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

  The enclosed Proxy is solicited on behalf of the Board of Directors of IA Corporation I, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 17, 1998 at 9:00 a.m., local time, or at any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 1900 Powell Street, Suite 600, Emeryville, CA 94608. The Company's telephone number is (510) 450-7000. It is expected that this Proxy Statement and the enclosed Proxy will be mailed or delivered to stockholders on or about May 14, 1998.

RECORD DATE AND STOCK OWNERSHIP

  Only stockholders of record at the close of business on April 30, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 9,097,717 shares of the Company's Common Stock, $.01 par value, and 2,417,112 shares of the Company's Class B Common Stock, $.01 par value, were issued and outstanding. No shares of the Company's Preferred Stock were outstanding. Holders of Class B Common Stock are not entitled to vote at the meeting. See "Security Ownership of Certain Beneficial Owners and Management" below for information regarding security ownership of management and beneficial owners of more than five percent of the Company's Common Stock.

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

  On matters to be acted upon at the meeting, including the election of directors, each share of Common Stock entitles its holder to one vote. Stockholders do not have the right to cumulate their votes in the election of directors.

  This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. Original solicitation of proxies by mail may be supplemented by telephone, telegraph or personal solicitations by directors, officers or employees of the Company. No additional compensation will be paid for any such services.

QUORUM; ABSTENTIONS; BROKER NON-VOTES


  The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" as a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

  While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

  In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not have any effect on the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

  Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than January 13, 1999, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEES

  A board of five directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

  The names of and certain information about the nominees of management are set forth below:

                                                                       DIRECTOR
     NAME OF NOMINEE      AGE      POSITION/PRINCIPAL OCCUPATION        SINCE
     ---------------      --- --------------------------------------   --------
 Chakravarthi V. Ravi....  54 President, Chief Executive Officer and
                              Chairman of the Board                      1992
 Henry Kressel(1)........  64 Board Director of Level One                1992
                              Communications, Inc., TresCom
                              International, NOVA Corporation, Inc.
 Stewart Gross(1)(2).....  38 Board Director of BEA Systems, Inc.,       1997
                              TSI International Software Ltd.,
                              Vanstar Corporation
 John Oltman(2)..........  52 Board Director of Vanstar Corporation      1996
 Randy Katz(2)...........  42 Chairman of the Electrical Engineering     1997
                              and Computer Sciences Department at
                              the University of California at
                              Berkeley

--------
(1) Member of the Compensation Committee
(2) Member of the Audit Committee

  Dr. Ravi was a founder of the Company and has been the Chairman, President and Chief Executive Officer of the Company since its inception in July 1992. Dr. Ravi was President of Litton Industries' Integrated Automation Division, the Company's predecessor, from August 1990 to July 1992. From 1978 to July 1990, Dr. Ravi worked for Teknekron Controls Inc. and Integrated Automation in a number of positions in general management, sales and marketing, strategic planning, software design and implementation of high technology systems. Prior to 1978, he was an Assistant Professor in the Electrical Engineering and Computer Science Department of the University of California at Berkeley specializing in computer architecture, software and telecommunications. Dr. Ravi received an M.S. and a Ph.D. in Electrical Engineering and Computer Science from the University of California at Berkeley and a B.Tech (Hons.) in Electrical Engineering from the Indian Institute of Technology in Bombay, India.

  Dr. Katz has served as a director of the Company since January 1997. Dr. Katz is the Chairman of the Electrical Engineering and Computer Science Department at the University of California, Berkeley, and has been a professor at the University of California at Berkeley for 17 years. Dr. Katz is responsible for the creation of a number of multi processing features used in the software industry today, including the revolutionary high performance storage technology RAID (Redundant Arrays of Inexpensive Disks).

  Dr. Kressel has served as a director of the Company since its inception in July 1992. Dr. Kressel, a partner of Warburg, Pincus & Co., the general partner of Warburg, Pincus Investors, L.P., and a managing director of E. M. Warburg, Pincus & Co. LLC, has been with E. M. Warburg, Pincus & Co., Inc. since 1983. Dr. Kressel serves as a director of Level One Communications, Inc., TresCom International, Inc., NOVA Corporation, Inc. and several privately held companies.

  Mr. Gross has served as a director of the Company since November 1997. Mr. Gross, a partner of Warburg, Pincus & Co., the general partner of Warburg, Pincus Investors, L.P., and a managing director of E. M. Warburg, Pincus & Co. LLC, has been with E. M. Warburg, Pincus & Co., Inc. since 1987. Mr. Gross is a Director of BEA Systems, Inc., TSI International Software Ltd., Vanstar Corporation and several private companies.

  Mr. Oltman has served as a director of the Company since March 1996. Mr. Oltman is the former chairman of the board and chief executive officer of SHL Systemhouse Inc., a company that provides client/server consulting and integration services. Mr. Oltman was formerly Worldwide Managing Partner for Integration Services for Andersen Consulting and a member of Andersen Consulting's Worldwide Organization Board of Directors. Mr. Oltman serves as a director of Vanstar Corporation and a privately held company.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

  The five nominees receiving the highest number of votes shall be elected.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

BOARD MEETINGS AND COMMITTEES

  The Board of Directors of the Company held a total of eleven meetings and acted via unanimous written consent on seven occasions during the fiscal year ended December 31, 1997. The Audit Committee held one meeting and the Compensation Committee held one meeting during the fiscal year ended December 31, 1997. Each director attended at least 75% of all Board Meetings that occurred when such director was in office and, where applicable, committee meetings held during fiscal 1997.

  Messrs. Katz, Oltman and Gross currently serve on the Audit Committee. The purpose of the Audit Committee is to review with the Company's management and independent auditors the financial statements and internal financial reporting system and controls of the Company, recommend resolutions for any dispute between the Company's management and its auditors and review other matters relating to the relationship of the Company with its auditors.

  Messrs. Kressel and Gross currently serve on the Compensation Committee. The purpose of the Compensation Committee is to review and approve the compensation of the Company's executive officers and certain highly compensated employees for each fiscal year. The compensation of the President and Chief Executive Officer of the Company remains subject to approval by the full Board of Directors.

DIRECTOR COMPENSATION

  Except for grants of stock options, directors of the Company generally do not receive compensation for services provided as a director. Messrs. Katz and Oltman each receive (a) $1,500 for participation in each Board Meeting plus reimbursement for actual travel expenses and (b) $500 for participating in a conference call with all board members present. The Company granted Mr. Katz stock options to purchase a total of 42,000 shares of its Common Stock at an exercise price equal to the fair market value of such shares on the date the options were granted. The Company accelerated vesting of 12,600 outstanding stock options granted to Mr. Oltman. The Company has not paid cash or other compensation to any of its other directors.

SECURITIES OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

  The following table sets forth, as of April 30, 1998, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company,
(iii) each of the executive officers named in the table under "Executive Compensation--Summary Compensation Table" and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

                                                                    SHARES
                                                                 BENEFICIALLY
                         BENEFICIAL OWNER                         OWNED(1)(2)
                         ----------------                      -----------------
                                                                NUMBER   PERCENT
                                                               --------- -------
     Warburg, Pincus Investors, L.P.(2)....................... 4,142,708  45.5%
      466 Lexington Avenue
      New York, NY 10017
     Henry Kressel(3)......................................... 4,142,708  45.5
      466 Lexington Avenue
      New York, NY 10017
     Stewart Gross(3)......................................... 4,142,708  45.5
      466 Lexington Avenue
      New York, NY 10017
     Chakravarthi V. Ravi(4)..................................   776,304   8.5
     David M. Winkler(5)......................................   107,696   1.2
     Geraldine McGrath(6).....................................    27,200     *
     William E. Guthrie(7)....................................    42,350     *
     John Oltman..............................................    21,000     *
     Randy Katz(8)............................................    13,124     *
     All executive officers and directors as a group
      (8 persons)(9).......................................... 5,130,382  56.4

--------
*  Less than 1%.
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 30, 1998, are deemed outstanding. Except as indicated in the footnotes to this table and as provided pursuant to applicable community property laws, the stockholders named in the table have sole voting and investment power with respect to the shares set forth opposite each stockholder's name.

(2) Does not include 2,417,112 shares of non-voting Class B Common Stock owned by Warburg which represents all outstanding Class B Common Stock.
(3) The sole General Partner of Warburg, Pincus Investors, L.P. ("Warburg") is Warburg, Pincus & Co., a New York general partnership ("WP"). Lionel I. Pincus is the Managing Partner of WP and may be deemed to control WP. E.M. Warburg, Pincus & Company, a New York general partnership ("E.M. Warburg") that has the same general partners as WP, manages Warburg. WP has a 20% interest in the profits of Warburg, and through its wholly owned subsidiary E.M. Warburg, Pincus & Co., Inc., E.M. Warburg owns 1.13% of the limited partnership interests in Warburg. Messrs. Kressel and Gross, directors of the Company, are Managing Directors of E.M. Warburg, Pincus & Co., LLC and General Partners of WP and E.M. Warburg. As such, Messrs. Kressel and Gross may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934, as amended) in an indeterminate portion of the shares beneficially owned by Warburg, E.M. Warburg and WP.
(4) Includes 196,560 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 30, 1998.
(5) Includes 22,044 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 30, 1998.
(6) Includes 18,919 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 30, 1998.
(7) Includes 34,188 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 30, 1998.
(8) Includes 13,124 shares of Common Stock issuable pursuant to option exercisable within 60 days of April 30, 1998.
(9) Includes 297,375 shares subject to options exercisable within 60 days of April 30, 1998.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

  The following is the Report of the Compensation Committee of the Company, describing the compensation policies and rationale applicable to the Company's executive officers with respect to the compensation earned by such executive officers for the year ended December 31, 1997.

  The Compensation Committee of the Board of Directors of IA Corporation I establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. The Compensation Committee during the year ended December 31, 1997 consisted of two independent, non-employee directors. The compensation Committee was comprised of Messrs. Henry Kressel and Peter Stalker until November 18, 1997 when Mr. Stalker resigned and was replaced that same day by Mr. Gross.

  The Company's compensation philosophy is to provide a total compensation package that will enable the Company to attract and retain top executive talent, while emphasizing the linkage of compensation to corporate, team and individual performance.

  The compensation program for the executive officers is identical to that for all employees and consists of base salary, incentive stock options and bonus. Other benefits, such as medical insurance, a defined contribution pension plan, an employee stock purchase plan and supplemental severance benefits, are also available to all eligible employees.

  The Compensation Committee establishes the compensation of the Chief Executive Officer and the other executive officers based on several criteria that affect the Company's performance:

  1. Salaries of executive officers in similar positions of comparably sized technology companies that have been in business for as long as the Company has and that have earned a reputation in the marketplace similar to that of the Company. Selecting comparable companies is difficult due to the unique nature of the Company, which engages in the development and sales of very large scale, highly sophisticated enterprise application software products.

  2. The Company's performance for the prior year, including the ability to meet revenue and profit targets, to manage agreed-upon budgets, progress in the Company's development program and the successful negotiation and execution of collaborative marketing agreements.

  3. The achievement of corporate objectives, which includes focusing and accelerating development towards commercialization, entering business areas where there is the potential for a large return balanced with commensurate risks and other objectives that are designated to maximize stockholder value.

  In determining the CEO's compensation, the Committee also considered achievement of certain individual objectives related to the CEO's area of responsibility. The current CEO, Dr. Chakravarthi Ravi, was appointed by the Board in July 1992. Based on the factors discussed above, the CEO's salary was increased by 10% to $227,000, effective January 1, 1997 and he was awarded a bonus of $30,000 which was paid in December of 1997.

  The Company intends to take the necessary steps to comply with the $1 million compensation deduction limitation pursuant to section 162(m) of the Omnibus Budget Reconciliation Act of 1993. The non-equity based compensation paid to the Named Executive Officers in fiscal 1995, 1996, and 1997 did not exceed $1 million for any individual.

                                PROPOSAL NO. 2

               APPROVAL OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

  As a result of a recent change in the financial accounting rules regarding employee stock purchase plans, the Board of Directors determined that it is in the best interests of the Company and its shareholders to allow the current 1996 Employee Stock Purchase Plan providing for twenty-four month offering periods to terminate and to adopt a new 1998 Employee Stock Purchase Plan (the "1998 Purchase Plan") which reduces the term of offering periods to twelve months and includes an automatic share replenishment feature (described below). In April 1998, the Board of Directors adopted the 1998 Purchase Plan and reserved 250,000 shares of Common Stock, plus annual increases (beginning in 1999) equal to the lesser of (i) 300,000 shares, (ii) 2% of the outstanding shares or (iii) a lesser amount determined by the Board of Directors, for issuance thereunder subject to shareholder approval. As of the date of shareholder approval of the 1998 Purchase Plan, no options had been granted pursuant to the 1998 Purchase Plan.

PROPOSAL

  At the annual meeting, the shareholders are being asked to approve the 1998 Purchase Plan and the reservation of shares thereunder.

REQUIRED VOTE; RECOMMENDATION OF BOARD OF DIRECTORS

  Affirmative votes constituting a majority of the Votes Cast will be required to approve and ratify the adoption of the 1998 Purchase Plan.

  The continued success of the Company depends upon its ability to attract and retain highly qualified and competent employees. The 1998 Purchase Plan enhances that ability and provides additional incentive to such personnel to advance the interests of the Company and its stockholders.

  THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS
PROPOSAL

SUMMARY OF THE 1998 PURCHASE PLAN

  Purpose. The purpose of the 1998 Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions.

  Administration. The 1998 Purchase Plan may be administered by the Board of Directors (the "Board") or a committee appointed by the Board. All questions of interpretation or application of the 1998 Purchase Plan are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

  Eligibility. Each employee of the Company (including officers), whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year, is eligible to participate in an Offering Period (as defined below); provided, however, that no employee shall be granted an option under the 1998 Purchase Plan (i) to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of the stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year. Eligible employees become participants in the 1998 Purchase Plan by filing with the Company a subscription agreement authorizing payroll deductions prior to the beginning of each Offering Period unless a later time for filing the subscription agreement has been set by the Board.

  Participation in an Offering. The 1998 Purchase Plan is implemented by consecutive overlapping offering periods lasting for twelve months (an "Offering Period"), with a new Offering Period commencing on February 1 and August 1 of each year. Common Stock may be purchased under the 1998 Purchase Plan every six (6) months (a "Purchase Period"), unless the participant withdraws or terminates employment earlier. To the extent the fair market value of the Common Stock on any exercise date in an Offering Period is lower than the fair market value of the Common Stock on the first day of the Offering Period, then all participants in such Offering Period will be automatically withdrawn from such Offering Period immediately after the exercise of their options on such exercise date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof. The Board may change the duration of the Purchase Periods or the length or date of commencement of an Offering Period. To participate in the 1998 Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the 1998 Purchase Plan. Such payroll deductions may not exceed 15% of a participant's compensation. Compensation is defined as base straight time gross earnings, sales commissions, bonuses, incentive compensation and payments for overtime and shift premium. Once an employee becomes a participant in the 1998 Purchase Plan, the employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the 1998 Purchase Plan or the employee's employment with the Company terminates. At the beginning of each Offering Period, each participant is automatically granted options to purchase shares of the Company's Common Stock. The option expires at the end of the Purchase Period or upon termination of employment, whichever is earlier, but is exercised at the end of each Purchase Period to the extent of the payroll deductions accumulated during such Purchase Period. The number of shares subject to the option may not exceed 10,000 shares of the Company's Common Stock on the first day of the Purchase Period.

  Purchase Price, Shares Purchased. Shares of Common Stock may be purchased under the 1998 Purchase Plan at a price not less than 85% of the lesser of the fair market value of the Common Stock on (i) the first day of the Offering Period or (ii) the last day of Purchase Period; provided, however, that under certain circumstances, the Purchase Price may be adjusted to a price not less than 85% of the lesser of the fair market value on the Common Stock on (i) the date the Company's shareholders approve an increase in shares reserved for issuance under the 1998 Purchase Plan or (ii) the last day of the Purchase Period. The "fair market value" of the Common Stock on any relevant date will be the closing price per share as reported on The Nasdaq National Market (or the mean of the closing bid and asked prices, if no sales were reported) as quoted on such exchange or reported in The Wall Street Journal. The number of shares of Common Stock a participant purchases in each Purchase Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Purchase Period by the purchase price.

  Termination of Employment. Termination of a participant's employment for any reason, including disability or death, or the failure of the participant to remain in the continuous scheduled employ of the Company for at least 20 hours per week, cancels his or her option and participation in the 1998 Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the 1998 Purchase Plan.

  Adjustment Upon Change in Capitalization. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other change in the capital structure of the Company effected without the receipt of consideration, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the 1998 Purchase Plan, the number and class of shares of stock subject to options outstanding under the 1998 Purchase Plan, and the exercise price of any such outstanding options. Any such adjustment shall be made by the Board, whose determination shall be conclusive.

  Dissolution or Liquidation. In the event of a proposed dissolution or liquidation, the offering period then in progress will be shortened and a new exercise date will be set.

  Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or a sale of substantially all of the Company's assets, each outstanding option may be assumed or substituted for by the successor corporation. If the successor corporation refuses to assume or substitute for the outstanding options, the offering period then in progress will be shortened and a new exercise date will be set.

  Amendment and Termination of the Plan. The Board of Directors may at any time terminate or amend the 1998 Purchase Plan. An Offering Period may be terminated by the Board of Directors at the end of any Purchase Period if the Board determines that termination of the 1998 Purchase Plan is in the best interests of the Company and its shareholders. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held shareholders' meeting, if such amendment would require shareholder approval in order to comply with Section 423 of the Code. The 1998 Purchase Plan will terminate in May 2008.

  Withdrawal. Generally, a participant may withdraw from an Offering Period at any time without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular offering, that participant may not participate again in the same offering.

1996 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

  The 1996 Employee Stock Purchase Plan (the "1996 Purchase Plan") was adopted by the Board of Directors on May 28, 1996 and approved by the stockholders in August 1996. A total of 400,000 shares of Common Stock has been reserved for issuance under the 1996 Purchase Plan. The 1996 Purchase Plan, which is intended to qualify under Section 423 of the Code, permits eligible employees to purchase Common Stock through payroll deductions at a price equal to 85% of the fair market value of the Common Stock at the beginning or at the end of each offering period, whichever is lower. Employees are eligible to participate if they are regularly employed by the Company for at least 20 hours per week and more than five months per calendar year. As of April 30, 1998, a total of 248,087 shares of Common Stock had been purchased under the 1996 Purchase Plan, and 66 employees were participating under the 1996 Purchase Plan.

SUMMARY OF 1996 PURCHASE PLAN

  Purpose. The purpose of the 1996 Purchase Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the 1996 Purchase Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

  Administration. The 1996 Purchase Plan is administered by the Board of Directors or a committee appointed by the Board (the "Administrator"). The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the 1996 Purchase Plan, to determine eligibility and to adjudicate all disputed claims filed under the 1996 Purchase Plan. Every finding, decision and determination by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

  Eligibility. Employees are eligible to participate if they are regularly employed by the Company for at least 20 hours per week and more than five months per calendar year. Participation in the 1996 Purchase Plan ends automatically on termination of employment with the Company. Eligible employees may become a participant by completing a subscription agreement authorizing payroll deductions and filing it with the Company's payroll office at least ten business days prior to the applicable enrollment date.

  Offering Periods. The 1996 Purchase Plan is implemented by consecutive twenty-four month offering periods commencing on or after August 1 and February 1 of each year. To the extent the fair market value of the Common Stock on any exercise date in an offering period is lower than the fair market value of the Common Stock on the first day of the offering period, then all participants in such offering period will be automatically withdrawn from such offering period immediately after the exercise of their options on such exercise date and automatically re-enrolled in the immediately following offering period as of the first day thereof.

  Purchase Price. The purchase price per share of the shares offered under the 1996 Purchase Plan in a given offering period shall be the lower of 85% of the fair market value of the Common Stock on the enrollment date or 85% of the fair market value of the Common Stock on the exercise date, whichever is lower. The fair market value of the Common Stock on a given date shall be the closing sale price of the Common Stock for such date as reported by the Nasdaq National Market.

  Payroll Deductions. The purchase price for the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation, which is defined in the 1996 Purchase Plan to include all regular straight time earnings and any payments for overtime, shift premiums, all bonuses and commissions (but excluding income recognized pursuant to stock options or to imputed fringe benefit income) for a given offering period. A participant may discontinue his or her participation in the 1996 Purchase Plan at any time during the offering period.

  Grant and Exercise of Option. The maximum number of shares placed under option to a participant in an offering is that number determined by dividing twenty-five thousand dollars ($25,000) by the fair market value of a share of the Company's Common Stock on the enrollment date. Unless a participant withdraws from the 1996 Purchase Plan, such participant's option for the purchase of shares will be exercised automatically on each exercise date for the maximum number of whole shares at the applicable price.

  Notwithstanding the foregoing, no employee will be permitted to subscribe for shares under the 1996 Purchase Plan if, immediately after the grant of the option, the employee would own 5% or more of the voting power of value of all classes of stock of the Company or of any of its subsidiaries (including stock that may be purchased under the 1996 Purchase Plan or pursuant to any other options), nor shall any employee be granted an option that would permit the employee to buy under all employee stock purchase plans of the Company more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year.

  Withdrawal; Termination of Employment. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of employment with the Company. A participant may withdraw all, but not less than all, of the payroll deductions credited to such participant's account and not yet used by giving written notice to the Company.

  Transferability. No rights or accumulated payroll deductions of a participant under the 1996 Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or pursuant to the 1996 Purchase Plan) and any such attempt may be treated by the Company as an election to withdraw from the 1996 Purchase Plan.

  Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control. Subject to any required action by the stockholders of the Company, the shares reserved under the 1996 Purchase Plan as well as the price per share of Common Stock covered by each option under the 1996 Purchase Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected with receipt of consideration". Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive. In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors. In the event of a proposed sale of all or substantially all the assets of the Company or a merger of the Company with or into another corporation, the 1996 Purchase Plan provides that any purchase periods then in progress shall be shortened by setting a new exercise date and any offering periods then in progress shall end on the new exercise date.

  Amendment and Termination. The Board of Directors of the Company may at any time and for any reason terminate or amend the Purchase Plan. Except as provided in the 1996 Purchase Plan, no such termination can affect options previously granted, provided that an offering period may be terminated by the Board of Directors on any exercise date if the Board of Directors determines that the termination of the 1996 Purchase Plan is in the best interests of the Company and its stockholders. Except as provided in the 1996 Purchase Plan, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such manner and to such a degree as required.

  Unless terminated sooner, the 1996 Purchase Plan will terminate after the current offering period ends.

FEDERAL TAX INFORMATION

  The 1998 Purchase Plan and the 1996 Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the 1998 Purchase Plan and the 1996 Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year from the date of exercise, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed and ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

  The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the 1998 Purchase Plan and 1996 Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

1996 PURCHASE PLAN ACTIVITY

  To date, the Company has issued and sold an aggregate of 248,087 shares of Common Stock pursuant to the 1996 Purchase Plan and 151,913 shares of Common Stock remain available for future issuance under the 1996 Purchase Plan. Participation in the 1996 Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchase under the 1996 Purchase Plan are not determinable. The following table sets forth certain information regarding shares purchased under the 1996 Purchase Plan during the year ended December 31, 1997 by each of the Named Executive Officers, all current executive officers as a group and all non-executive officer employees as a group:

                                                                      NUMBER OF
                                                              DOLLAR   SHARES
           NAME OF INDIVIDUAL OR IDENTITY OF GROUP             VALUE  PURCHASED
           ---------------------------------------            ------- ---------
Chakravarthi V. Ravi(1)......................................     --       --
David M. Winkler............................................. $ 3,459    1,290
William E. Guthrie...........................................  12,681    4,644
Geraldine McGrath............................................   4,664    1,448
All executive officers as a group (4 persons)................  20,804    7,382
All other employees (excluding executive officers) as a
 group....................................................... 395,400  128,486

--------
(1) Chakravarthi V. Ravi is not eligible for the 1996 Purchase Plan.

                                PROPOSAL NO. 3

        RATIFICATION AND APPROVAL OF AMENDMENTS TO THE 1996 STOCK PLAN

GENERAL

  The 1996 Stock Plan (the "1996 Plan") was adopted by the Board of Directors on May 28, 1996 and approved by the stockholders in August 1996. A total of 700,000 shares of Common Stock have been reserved for issuance under the 1996 Plan. The 1996 Plan provides for the granting to employees of the Company of incentive stock options within the meaning of Section 422 of the Code and for granting of nonstatutory stock options to employees and consultants of the Company. As of April 30, 1998, options to purchase 787,113 shares of Common Stock had been granted to 116 individuals under the 1996 Plan and 163,387 shares remained available for future grants.

PROPOSALS

  Effective April 1, 1998, the Board of Directors ratified an increase to the number of shares reserved under the 1996 Plan by an additional 250,000 shares of Common Stock, thereby amending the 1996 Plan and increasing the aggregate number of shares reserved for issuance thereunder to 950,000. At the Annual Meeting, the stockholders are being requested to ratify this amendment.

  Effective April 15, 1998, the Board of Directors approved an increase to the number of shares reserved under the 1996 Plan by an additional 1,150,000 shares of Common Stock, thereby amending the 1996 Plan and increasing the aggregate number of shares reserved for issuance thereunder to 2,100,000. At the Annual Meeting, the stockholders are being requested to approve this amendment.

  Effective April 15, 1998, the Board of Directors approved an amendment to the 1996 Plan relating to the deductibility of executive compensation pursuant to Section 162(m) ("Section 162(m)") of the Code. Section 162(m) limits the Company's deduction in any one fiscal year for income tax purposes of $1,000,000 per person with respect to the Company's Chief Executive Officer and its four other highest paid executive officers who are employed on the last day of the fiscal year unless the compensation was not otherwise subject to the deduction limit. Option grants (including nonstatutory stock options) under the 1996 Plan will not be subject to the deduction limits if the stockholders approve the material provisions of the 1996 Plan described below. At the Annual Meeting, the stockholders are being requested to approve this amendment.

  These amendments to the 1996 Plan are proposed in order to give the Board of Directors flexibility to grant stock options under the most recent tax code modifications. The Company believes that grants of stock options motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. At present, all newly hired full-time employees are eligible to receive stock option grants. The Company believes that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand. The Board of Directors believes that the ability to grant options will be important to the future success of the Company by allowing it to remain competitive in attracting and retaining such key personnel.

REQUIRED VOTE; RECOMMENDATION OF BOARD OF DIRECTORS

  Affirmative votes constituting a majority of the Votes Cast will be required to ratify and approve the increase in the shares reserved under the 1996 Plan as well as the tax provisions.

  THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THESE PROPOSALS.

SUMMARY OF THE 1996 PLAN

  General. The purpose of the 1996 Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options granted under the 1996 Plan may be either "incentive stock options", as defined in Section 422 of the Code or nonstatutory stock options. In addition, stock purchase rights ("SPRs") may be granted under the 1996 Plan.

  Administration. The 1996 Plan may generally be administered by the Board of Directors or a committee appointed by the Board of Directors (the "Administrator"). Subject to the other provisions of the 1996 Plan, the Board of Directors has the authority to (i) interpret the 1996 Plan and apply its provisions; (ii) prescribe, amend or rescind rules and regulations relating to the 1996 Plan; (iii) select the persons to whom options and SPRs may be granted; (iv) determine the number of shares to be made subject to each option and SPR; (v) reduce the exercise price of any option to the then current fair market value; (vi) prescribe the terms and conditions of each option (including the exercise price, whether an option will be classified as an incentive stock option or a nonstatutory stock option and the provisions of the stock option agreement to be entered into between the Company and the grantee; (vii) amend any outstanding option subject to applicable legal and 1996 Plan restrictions; (viii) authorize any person to execute, on behalf of the Company, any instrument required to effect the grant of an option; and
(ix) take any other actions deemed necessary or advisable for the administration of the 1996 Plan. All decisions, interpretations and other actions of the Administrator shall be final and binding on all holders of options and on all persons deriving their rights therefrom.

  Eligibility; Limitations. Nonstatutory stock options and SPRs may be granted under the 1996 Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company.

  Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the 1996 Plan provides that no employee may be granted, in any fiscal year of the Company, options to purchase more than 200,000 shares of Common Stock. Notwithstanding this limit, however, in connection with an employee's initial employment, he or she may be granted options to purchase up to an additional 150,000 shares of Common Stock.

  Terms and Conditions of Options. Each option granted under the 1996 Plan is evidenced by a written stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

  (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to an optionee who owns more than 10% of the voting power of all classes of stock at the time of grant may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted. The exercise price of a nonstatutory stock option may be determined by the Administrator; provided, however, the exercise price of a nonstatutory stock option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code may not be less than 100% of the fair market value of the Common Stock on the date of grant.

  (b) Exercise of Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The vesting terms of such options are to be determined by the Administrator. Options granted under the 1996 Plan to date become exercisable at a rate whereby 25% of the shares subject to the option shall vest 12 months after the vesting commencement date, and 1/48 of the Shares subject to the option shall vest each month thereafter. The option has a 10 year term, except in the case of an optionee who owns more than 10% of the voting power of all classes of stock at the time of grant, in which case the term of such incentive stock option will be five years. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and by tendering full payment of the purchase price to the Company.

  (c) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1996 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercise, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

  (d) Term of Option. The term of an incentive stock option may be no more than 10 years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

  (e) Termination of Employment. In the event an optionee's continuous status as an employee or consultant terminates for any reason (other than upon the optionee's death or disability), the optionee may exercise his or her option, but only within such period of time not to exceed three months from the date of such termination, as is determined by the Administrator (with such determination being made at the time of grant and not exceeding 90 days in the case of an incentive stock option) and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the option agreement).

  (f) Permanent Disability. In the event an optionee's continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise his or her option, but only within 12 months from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the option agreement).

  (g) Death. In the event of an optionee's death, the Options shall become 100% vested and the optionee's estate or a person who acquired the right to exercise the deceased optionee's option by bequest or inheritance may exercise the option, but only within 12 months following the date of death (but in no event later than the expiration of the term of such option as set forth in the option agreement).

  (h) Nontransferability of Options. Options granted under the 1996 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

  (i) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options will be treated as nonstatutory stock options.

  (j) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1996 Plan as may be determined by the Administrator.

  Stock Purchase Rights. In the case of stock purchase rights, unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

  Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the 1996 Plan, the number and class of shares of stock subject to any option outstanding under the 1996 Plan, and the exercise price of any such outstanding option.

  In the event of a liquidation or dissolution, any unexercised options will terminate. The Administrator may, in its discretion, provide that each optionee will have the right to exercise all of the optionee's options, including those not otherwise exercisable, until the date 10 days prior to the consummation of the liquidation or dissolution.

  Notwithstanding the above, in the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, the 1996 Plan requires that each outstanding option be assumed or an equivalent option be substituted by the successor corporation; provided, however, if such successor or purchaser refuses to assume the then outstanding options, the 1996 Plan provides for the full acceleration of the exercisability of all outstanding options for a period of fifteen days from the date of notice of acceleration to the optionee, with the option terminating upon expiration of such period.

  Amendment and Termination of the 1996 Plan. The Board of Directors may amend, alter, suspend or terminate the 1996 Plan, or any part thereof, at any time and for any reason. However, the Company will obtain stockholder approval for any amendment to the 1996 Plan to the extent necessary to comply with
Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the Board of Directors or stockholders may alter or impair any option previously granted under the 1996 Plan without the written consent of the optionee. Unless terminated earlier, the 1996 Plan will terminate 10 years from the date of its approval by the stockholders or the Board of Directors, whichever is earlier.

FEDERAL INCOME TAX CONSEQUENCES

  Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

  The foregoing is only a summary of the effect of federal income taxation upon optionees and the Company with respect to the grant and exercise of options under the 1996 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

  Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because the Company may repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when the Company's right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock is no longer subject to right of repurchase.

  The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing, (i.e, within thirty days of the purchase), an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

1996 PLAN ACTIVITY

  As of the date of this proxy statement, there has been no determination by the Board of Directors or the Stock Plan Committee with respect to future awards under the 1996 Plan. Accordingly, future awards are not determinable. The following table sets forth information with respect to options granted under the 1996 Plan during the fiscal year ended December 31, 1997 to (i) the Company's "Named Executive Officers", (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group. The term of all options outstanding under the 1996 Plan is 10 years from the date of grant.

                                                              SHARES
                                                            SUBJECT TO  AVERAGE
                                                             OPTIONS   PRICE PER
         NAME OF INDIVIDUAL OR IDENTITY OF GROUP             GRANTED     SHARE
         ---------------------------------------            ---------- ---------
Chakravarthi V. Ravi......................................    50,000     $2.88
David M. Winkler..........................................    50,000      2.52
William E. Guthrie........................................       --        --
Geraldine McGrath.........................................    25,000      2.60
All executive officers as a group (4 persons).............   125,000      2.68
All Directors who are not executive officers as a group (4
 persons).................................................    42,000      4.50
All other employees (excluding executive officers and
 directors) as a group....................................   694,900     $2.77

                                PROPOSAL NO. 4

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The reappointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1998 has been approved by the Board of Directors, subject to ratification by the stockholders.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

  Although not required to be submitted for stockholder approval, the Board of Directors has conditioned its appointment of auditors upon the receipt of the affirmative vote of the holders of a majority of the shares of Common Stock represented, in person or by proxy, and voting at the Annual Meeting. In the event the stockholders do not approve the selection of Ernst & Young LLP, the appointment of independent auditors will be reconsidered by the Board of Directors.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                               OTHER INFORMATION

TRANSACTIONS WITH MANAGEMENT

  Since January 1, 1997, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer or holder of more than 5% of the Common Stock of the Company had or will have a direct or indirect material interest other than
(i) the agreements that are described where required in "Management" and (ii) the transactions described below.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that Forms 5 have been filed for such persons as required, the Company believes that, during the year ended December 31, 1997, all reporting persons complied with Section 16(a) filing requirements applicable to them, except that Geraldine McGrath, an executive officer of the Company filed one report of one transaction involving a stock sale late.

                        EXECUTIVE OFFICER COMPENSATION

EXECUTIVE COMPENSATION

  The following table sets forth information concerning the compensation paid by the Company during the year ended December 31, 1997, to the Company's Chief Executive Officer and each of the Company's three other most highly compensated executive officers (collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                               ANNUAL               COMPENSATION
                                            COMPENSATION               AWARDS
                                         ---------------------    ----------------
                                                                     SECURITIES
                                                                     UNDERLYING
      NAME AND PRINCIPAL POSITION        SALARY($)    BONUS($)    OPTIONS/SAR'S(#)
      ---------------------------        ---------    --------    ----------------
Chakravarthi V. Ravi...................  $226,446     $30,000          50,000
 President, Chief Executive Officer and
 Chairman of the Board
David M. Winkler.......................   155,070(1)   20,000          50,000
 Chief Financial Officer and Vice
 President
William E. Guthrie.....................   120,275      91,356(2)          --
 Vice President, Sales
Geraldine McGrath......................   129,454(1)    5,000          25,000
 General Counsel and Vice President

--------
(1) Includes income from pay in lieu of vacation time as follows: Mr. Winkler, $5,770 and Ms. McGrath, $9,624.
(2) Entire amount represents sales commission payments.

OPTION GRANTS DURING FISCAL 1997

  The following table sets forth, as to the Named Executive Officers, information concerning stock options granted during the fiscal year ended December 31, 1997.

                                      INDIVIDUAL GRANTS(1)
                         --------------------------------------------- POTENTIAL REALIZABLE VALUE AT
                         NUMBER OF    % OF TOTAL                       ASSUMED ANNUAL RATES OF STOCK
                         SECURITIES    OPTIONS                         PRICE APPRECIATION FOR OPTION
                         UNDERLYING   GRANTED TO   AVERAGE                        TERM(3)
                          OPTIONS    EMPLOYEES IN  EXERCISE EXPIRATION ------------------------------
       NAME              GRANTED(1) FISCAL YEAR(2) PRICE(2)    DATE          5%            10%
       ----              ---------- -------------- -------- ---------- -------------- ---------------
Chakravarthi V. Ravi
 (4)....................   50,000        5.8%       $2.88    8/13/07   $       30,979 $       66,714
David M. Winkler (4)....   50,000        5.8%        2.52    12/5/07           27,208         58,593
William E. Guthrie (4)..      --         --           --         --               --             --
Geraldine McGrath (4)...   25,000        2.9%        2.60    12/5/07           14,008         30,166

--------
(1) Options granted under the 1996 Stock Plan generally become exercisable at a rate of 25% of the shares subject to the option at the end of the first year and 1/48th of the shares subject to the option at the end of each month thereafter, so long as the individual is employed by the Company. All options were granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Nasdaq closing price per share on the date of grant.
(2) The Company granted options to purchase 861,900 shares of Common Stock during 1997.
(3) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.
(4) During 1997, the vesting terms of certain options to purchase common stock of the Company held by C. V. Ravi, David Winkler, William Guthrie and Geraldine McGrath were amended from performance-based vesting to two-year time vesting such that the shares of Common Stock underlying such options would all vest by June 1, 1998. The number of shares of Common Stock subject to such option amendment were 196,560; 8,190; 1,638; and 819 for Messrs Ravi, Winkler and Guthrie and Ms. McGrath, respectively.

OPTION EXERCISES DURING FISCAL 1997

  The following table sets forth information concerning option holdings for the fiscal year ended December 31, 1997, with respect to each of the Named Executive Officers. No options were exercised by any of the other Named Executive Officers during such fiscal year. No stock appreciation rights were granted during such year.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                   NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                  UNDERLYING UNEXERCISED         IN-THE-MONEY
                           SHARES                   OPTIONS AT 12/31/97     OPTIONS AT 12/31/97(1)
                         ACQUIRED ON    VALUE    ------------------------- -------------------------
NAME                     EXERCISE(#) REALIZED($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                     ----------- ----------- ----------- ------------- ----------- -------------
Chakravarthi V. Ravi....      --           --      98,280       148,280     $189,013     $189,013
David M. Winkler(2).....    5,250      $34,125     23,924        88,425       27,925       40,197
William E. Guthrie......      --           --      27,068        34,770       45,000       57,742
Geraldine McGrath.......      --           --      11,609        40,110       20,455       26,210

--------
(1) Based on the fair market value of the Company's Common Stock Price on December 31, 1997, $1.94 per share, as reported by Nasdaq less the exercise price payable for such shares.
(2) Based on the fair market value of the Company's Common Stock Price on January 10, 1997, $6.50 per share, as determined by Nasdaq, less the exercise price payable for such shares.

EMPLOYMENT AGREEMENTS AND CHANGE-IN CONTROL ARRANGEMENTS

  Dr. Ravi has a severance agreement with the Company that, under certain circumstances, allows for a severance payment of up to 12 months' salary.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee of the Company's Board of Directors, formed in January 1994, currently consists of Messrs. Kressel and Gross. None of these individuals were at any time during fiscal 1997, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

STOCK PERFORMANCE GRAPH

  In accordance with Exchange Act regulations, the following performance graph compares the cumulative total stockholder return on the Company's Common Stock to the cumulative total return on the Nasdaq Index and on the Hambrecht & Quist Technologies Index over the same period. The graph assumes the value of the investment in the Company's Common Stock and each index was $100 at November 8, 1996 (the date of the Company's initial public offering) and that all dividends were reinvested. The information contained in the performance graphs shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

                    COMPARISON OF CUMULATIVE TOTAL RETURN*

         AMONG IA CORPORATION I, THE NASDAQ STOCK MARKET-US INDEX AND
                    THE HAMBRECHT & QUIST TECHNOLOGY INDEX


                       [PERFORMANCE GRAPH APPEARS HERE]

                               11/8/96 12/31/96 3/31/97 6/30/97 9/30/97 12/31/97
                               ------- -------- ------- ------- ------- --------
H & Q Technology Index........ $100.00 $101.89  $110.67 $133.15 $161.32 $135.90
Nasdaq Composite Index........ $100.00 $102.67  $ 97.15 $114.68 $134.05 $124.88
IA Corporation Index.......... $100.00 $ 85.45  $ 81.82 $ 40.91 $ 40.91 $ 28.18

 *$100 invested on 11/08/96 in stock or index-including reinvestment of dividends.
 Fiscal Year ending December 31.

                                 OTHER MATTERS

  The Company does not currently intend to bring before the Annual Meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with their judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          DAVID M. WINKLER
                                          Chief Financial Officer, Vice
                                           President and Secretary

Emeryville, California
May 14, 1998

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                               IA CORPORATION I

                        ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 17, 1998

                                     PROXY

     The undersigned Stockholder(s) of IA Corporation I, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 14, 1998, and hereby appoints, jointly and severally, Chakravarthi V. Ravi, David M. Winkler and Geraldine McGrath, each with full power of substitution, as proxy and attorney-in-fact of the undersigned to attend the Annual Meeting of Stockholders of the Company to be held on June 17, 1998, at 9:00 a.m., and any adjournment thereof, and to vote all shares of Common Stock and Preferred Stock the undersigned would be entitled to vote if then and there personally present on the matters set forth below:

     1.  Election of Directors:

         FOR all nominees listed     [_]           WITHHOLD AUTHORITY to    [_]
         (except as indicated to                   vote for all nominees
         the contrary below)

         If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

               Chakravarthi V. Ravi                      Randy Katz
               Henry Kressel                             Stewart Gross
               John Oltman

     2. To approve the adoption of the Company's 1998 Employee Stock Purchase Plan (the "1998 Purchase Plan") and the reservation of an initial amount of 250,000 shares of Common Stock thereunder and any permitted annual increases in the amount of shares reserved under the 1998 Purchase Plan.

         FOR  [_]            AGAINST  [_]             ABSTAIN  [_]

     3. To ratify and approve the amendment to the Company's 1996 Stock Plan including (1) ratification of the Board of Directors action to increase the number of shares of Common Stock reserve for issuance under the 1996 Plan by 250,000 shares, (ii) approval of an amendment of the 1996 Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,150,000 shares, and (iii) approve an amendment of the 1996 Plan to incorporate certain provisions relating to the deductibility of executive compensation.

         FOR  [_]            AGAINST  [_]             ABSTAIN  [_]

     4. To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the 1998 fiscal year.

         FOR  [_]            AGAINST  [_]             ABSTAIN  [_]

     5. To vote or otherwise represent the shares on any other business which may properly come before the meeting or any adjournments thereof, according to their decision and in their discretion.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE DESIGNATED DIRECTORS, FOR PROPOSALS 2, 3 AND 4 AS THE PROXIES MAY DECIDE ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING.


Dated:  ____________, 1998


______________________________________
Name of Business Entity, If applicable


_______________________________________    ___________________________________
Signature of Stockholder                   Signature of Stockholder


_______________________________________    ___________________________________
Print Name                                 Print Name


I plan to attend the Meeting:  Yes____   No____


Please sign exactly as your name(s) appears on your stock certificates. A corporation is requested to sign its name by its president or other authorized officer, with the office held designated. Executors, administrators, trustees, etc. are requested to so indicate when signing. If stock is registered in two names, both should sign.

                      PLEASE SIGN THIS PROXY PROMPTLY AND
                      RETURN IT IN THE ENCLOSED ENVELOPE